Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Fixed Income Fund, Scudder High Income Plus Fund and Scudder Short Duration Fund, a series of Scudder MG Investments Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 1, 2005                      By: /s/Julian Sluyters
                                      ------------------
                                  Julian Sluyters
                                  Chief Executive Officer
                                  Scudder Fixed Income Fund, Scudder High Income
                                  Plus Fund and Scudder Short Duration Fund, a
                                  series of Scudder MG Investments Trust





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                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Fixed Income Fund, Scudder High Income Plus Fund and Scudder Short Duration Fund, a series of Scudder MG Investments Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



July 1, 2005                      By: /s/Paul Schubert
                                      ----------------
                                  Paul Schubert
                                  Chief Financial Officer
                                  Scudder Fixed Income Fund, Scudder High Income
                                  Plus Fund and Scudder Short Duration Fund, a
                                  series of Scudder MG Investments Trust